Exhibit 10.2

IBM and Brocade
Statement of Work

Base Agreement # ROC-P-68
SOW # 7 (Contract Number 4907015087.0)

SOW #7
Amendment # 13

This Amendment # 13 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Agreement # ROC-P-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). The effective date of this Amendment is June 16, 2017 (“Effective Date”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 13 is to add IBM Network Advisor SAN 14.2.x as a Licensed Work under this SOW #7.

NOW, THEREFORE, THE FOLLOWING CHANGES ARE MADE TO SOW #7 BY THIS AMENDMENT #13:

1.	Delete Exhibit 1, Attachment F-3, and replace with updated Exhibit 1, Attachment F-3.

(The remainder of this page intentionally left blank)

IBM/Brocade	Page 1 of 4
Amendment #13 to SOW #7 (Contract Number 4907015087.0)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.

By: /s/ David Lake	By: /s/ Harry Ault
(Authorized signature)	(Authorized signature)

Name David Lake	Name Harry Ault
(Type or print)	(Type or print)

Title GCM (NIC)	Title VP, Global Partners

Date 6/20/17	Date 6/19/2017

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland SarL

By: /s/ Pierre Mattenberger
(Authorized signature)

Name Pierre Mattenberger
(Type or print)

Title Director

Date June 20th, 2017

IBM/Brocade	Page 2 of 4
Amendment #13 to SOW #7 (Contract Number 4907015087.0)

Exhibit 1
Attachment F-3

Branding, Description of Licensed Work, and Milestone Schedules
For Network Advisor

1.0  Buyer Branded Version of  Supplier’s OEM Software Product
The Licensed Work will be comprised of a Buyer-branded version of Supplier’s Brocade Network Advisor software product.  The Buyer branded version will be called “IBM Network Advisor.”  Supplier consents to the use by Buyer the name “IBM Network Advisor”, “Network Advisor”.  The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Works

2.1    Description of Licensed Work for IBM Network Advisor

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	12.0.x 12.1.x 12.3.x 12.4.x 14.0.x 14.2.x	IBM Network Advisor	Online	Object Code	CD, License key documentation Beginning with v12.3, Code is available on IBM’s support download site only

2.1.1 Operating System Requirements
Brocade Network Advisor operating system requirements can be found in Brocade documentation located on line via our partner web portal. To access, log in to MyBrocade -> documentation -> management software. Brocade Network Advisor Installation Guide (by version). Specific document part numbers listed below.

IBM Network Advisor v12.0.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002699-01
Date: December 17, 2012

IBM Network Advisor v12.1.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002950-01
Date: July 26, 2013

IBM Network Advisor v12.3.x
Brocade Network Advisor
SAN Installation and Migration Guide
PN: 53-1003158-01
Date: July 11, 2014

IBM/Brocade	Page 3 of 4
Amendment #13 to SOW #7 (Contract Number 4907015087.0)

IBM Network Advisor v12.4.x
                Brocade Network Advisor
                Installation and Migration Guide
                PN: 53-1003746-01
                Date:  April 14, 2015

IBM Network Advisor v14.0.x

Brocade Network Advisor
Installation and Migration Guide
PN:  53-1004150-02
Date: May 6, 2016

IBM Network Advisor SAN v14.2.x

Brocade Network Advisor
Installation and Migration Guide
PN:  53-1004883-01
Date: December 21, 2016

2.2  Documentation :  Supplier will provide Buyer with IBM branded customer documentation.
      a) Internal (standard Supplier documentation)
      b) External (on-line documentation)
      c) No other related written materials

2.2.1  Other Materials:
a)    Quality Plan:  Supplier will provide Buyer with quality plan upon Buyer’s request
b)    Test Results:  Supplier will provide Buyer with available test results upon Buyer’s request
c)     Test Cases:    Supplier will provide Buyer with available test cases upon Buyer’s request.
d)    Maintenance and Support Reports (including information required and format)
e)     Promotional Materials:  Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.
f)     Education/Training material:  Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.2.2 Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order. Beginning with v12.3, Code is available on IBM’s support download site only.

3.     Identification of Tools
No tools are provided for the Licensed Works.

IBM/Brocade	Page 4 of 4
Amendment #13 to SOW #7 (Contract Number 4907015087.0)